NUMBER

S

COMMON STOCK

TSB Financial Corporation

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

CUSIP 872805 10 6

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

TSB FINANCIAL CORPORATION

with a par value of one cent ($.01), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the transfer agent.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

COUNTERSIGNED:
FIRST-CITIZENS BANK & TRUST COMPANY
(RALEIGH, N.C.)
TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

TSB FINANCIAL CORPORATION CORPORATE SEAL 1998 NORTH CAROLINA

PRESIDENT

SECRETARY

TSB FINANCIAL 34113 fc_lot 1.pdf

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
TSB FINANCIAL CORPORATION
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UGMA/UTMA–		Custodian

TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN	–	as joint tenants with right of
		survivorship and not as tenants		under Uniform Gifts/Transfers
		in common		to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
     For Value Received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed:	Signature(s)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.	NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.